OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2015
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS

24.	OTHER NON-CURRENT ASSETS

(in thousands of $)	2015	2014
Mark-to-market interest rate swaps valuation (see note 32)	5,330	12,603
Other long-term assets	45,520	55,839
	50,850	68,442

Included within "Other long-term assets" are:
(i) $41.0 million of payments made relating to long lead items ordered in preparation for the conversion of the Gimi to a FLNG following agreements to convert her were made effective in December 2014 (December 31, 2014: $49.9 million). The decrease of $8.9 million to $41.0 million in 2015 is mainly due to an agreement with Keppel to allow $10.0 million of the payments earmarked for the Gimi to be utilized against the Hilli conversion to a FLNG. These agreements include certain cancellation provisions, which if exercised prior to December 2016, will allow the termination of the contracts and the recovery of previous milestone payments, less a cancellation fee. If we do not issue our final notice to proceed for the Gimi conversion, we would have to pay termination fees; and

(ii) unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification. Since acquisition, we have recognized total impairment charges of $7.0 million (see note 8). As of December 31, 2015 and 2014, the carrying value of these parts was $nil and $2.0 million, respectively.